Exhibit 99.2

Hewlett Packard Enterprise Announces Plans for Tax-Free Spin-Off and Merger of Enterprise Services Business with CSC Investor Presentation May 24, 2016

Forward Looking Statements Information set forth in this presentation, including statements as to Hewlett Packard Enterprise Company’s (“Hewlett Packard Enterprise”) outlook and financial estimates and statements as to the expected timing, completion and effects of the proposed merger between a wholly-owned subsidiary of Computer Sciences Corporation (“CSC”) and Everett SpinCo, Inc. (“Enterprise Services”) which will immediately follow the proposed spin-off of Enterprise Services from Hewlett Packard Enterprise, constitute forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These estimates and statements are subject to risks and uncertainties, and actual results might differ materially. These statements are based on various assumptions and the current expectations of the management of Hewlett Packard Enterprise and CSC, and may not be accurate because of risks and uncertainties surrounding these assumptions and expectations. Factors listed below, as well as other factors, may cause actual results to differ significantly from these forward-looking statements. There is no guarantee that any of the events anticipated by these forward-looking statements will occur. If any of the events occur, there is no guarantee what effect they will have on the operations or financial condition of Hewlett Packard Enterprise or CSC. Forward-looking statements included herein are made as of the date hereof, and Hewlett Packard Enterprise and CSC undertake no obligation to publicly update or revise any forward-looking statement unless required to do so by the federal securities laws. Some forward-looking statements discuss Hewlett Packard Enterprise’s or CSC’s plans, strategies and intentions. They use words such as “expects,” “may,” “will,” “believes,” “should,” “would,” “could,” “approximately,” “anticipates,” “estimates,” “targets,” “intends,” “likely,” “projects,” “positioned,” “strategy,” “future,” and “plans.” In addition, these words may use the positive or negative or other variations of those terms. Forward-looking statements in this presentation include, but are not limited to, statements regarding the expected effects on Hewlett Packard Enterprise, Enterprise Services and CSC of the proposed distribution of Enterprise Services to Hewlett Packard Enterprise’s stockholders and merger of Enterprise Services with a subsidiary of CSC (the “Transaction”), the anticipated timing and benefits of the Transaction, including future financial and operating results, and whether the Transaction will be tax-free for Hewlett Packard Enterprise and its stockholders for U.S. federal income tax purposes, the combined company’s plans, objectives, expectations and intentions. Forward-looking statements also include all other statements in this presentation that are not historical facts. These statements are based on the current expectations of the management of Hewlett Packard Enterprise and CSC (as the case may be) and are subject to uncertainty and to changes in circumstances. Important factors that could cause actual results to differ materially from those in the forward-looking statement include, but are not limited to: the satisfaction of the conditions to the Transaction and other risks related to the completion of the Transaction and actions related thereto; Hewlett Packard Enterprise’s and CSC’s ability to complete the Transaction on the anticipated terms and schedule, including the ability to obtain shareholder and regulatory approvals and the anticipated tax treatment of the Transaction and related transactions; risks relating to any unforeseen changes to or effects on liabilities, future capital expenditures, revenues, expenses, earnings, synergies, indebtedness, financial condition, losses and future prospects; CSC’s ability to integrate Enterprise Services successfully after the closing of the Transaction and to achieve anticipated synergies; the risk that disruptions from the Transaction will harm Hewlett Packard Enterprise’s or CSC’s businesses; the effect of economic, competitive, legal, governmental and technological factors and other factors described under “Risk Factors” in each of Hewlett Packard Enterprise’s and CSC’s Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q. However, it is not possible to predict or identify all such factors. Consequently, while the list of factors presented here is considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Additional Information and Where to Find It: This presentation shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. In connection with the proposed Transaction, CSC will file with the Securities and Exchange Commission (“SEC”) a registration statement on Form S-4, which will include a prospectus. CSC will also file a proxy statement which will be sent to the CSC shareholders in connection with their vote required in connection with the Transaction. In addition, Everett expects to file a registration statement in connection with its separation from Hewlett Packard Enterprise. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENTS/PROSPECTUSES AND PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS, WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT CSC, EVERETT AND THE TRANSACTION. Investors and security holders will be able to obtain these materials (when they are available) and other documents filed with the SEC free of charge from the SEC’s website, www.sec.gov. These documents (when they are available) can also be obtained free of charge from the respective companies by directing a written request to Hewlett Packard Enterprise at Hewlett Packard Enterprise Company, 3000 Hanover Street, Palo Alto, California 94304, Attention: Investor Relations, or by calling (650) 857-2246. 2

Transaction by the Numbers 'Spin-Merger' services w HPE billion xpected first-year cost e by end of first year* company,after transaction closes lower costs E:::::::l Hewlett Packard Enterprise 3 Hewlett Packard Enterprise Announces Plans for of Enterprise Services Business with CSC Consolidation expected to create a new $26 billion pure-play in global IT Move also unlocks faster growing, higher-margin and stronger free cash flo Tax-free transaction in e syn rat *for newly combined TRANSFER OF D 11n newly combined company stock going to HPE shareholders. Value of stock based on 60-day avg closing esc share price as of 5/23/16. HPE shareholders will own ..so% of combined company One-time costs to separate Enterprise Services from HPE to be offset by associated with previously announced FY15 restructuring program $1 ergies, and $1.58 run EBT AND OTHER LIABILITIES $2.58 $1.58 CASH DIVIDEND

CSC + HPE's Enterprise Services

The newly combined company will deliver world-class offerings in next-generation cloud, mobility, application development & modernization, business process services, big data & analytics, workplace, IT services, and security.

Leadership



Mike Lawrie
Chairman, President & CEO

- Mike Nefkens will be a key part of the executive team
- Meg Whitman will join the new company's board
- The new company's board will be split 50/50 between directors nominated by HPE and CSC

Annual Revenue
$26 billion*

Global Alliances
100+
with Best of Breed Partners

Customers
5,000

Data Centers
95

Delivery Centers
85

Countries
70

Deep Industry Experience

Financial Services	Transportation	Consumer Products	Healthcare	Insurance

*Based on $18B in trailing 4 quarters of revenue for HPE's ES segment (adjusted for Mphasis and CMS), plus $8B in trailing 4 quarters of revenue for CSC (adjusted for recent acquisitions)

Hewlett Packard Enterprise

4

Hewlett Packard Enterprise HPE will sharpen its focus on secure, next-generation, software-defined infrastructure that leverages a world-class portfolio of servers, storage,networking, converged infrastructure, as well as our Helion Cloud platform and software assets. KEY BUSINESSES Servers ) Infrastructure Whitman President & CEO #1 #1 #2 #2 #2 LEADERSHIP POSITIONS SW Revenue $3 billion* HPEFS Revenue $i8nue billion* EG,SW and HPEFS calculated based on trailing four quarter scgmC!nt revenue is total HPE revenue calculated on a trailing four quarter basis, inter-company elirninalions,lesthe Enterprise Servkes ;egment. excluding and Media Solutions (CMS) (1) CQ4'15 IDCWWQuarterly Server Tracker (2) CQ4'1SIDC WW Disk Storage Tracker (3) Synergy C04'15 WW Cloud Build Tracker. Ma rch (5) CQ4'15 IDC WW Converged Systemt racker orking Tracker E:::::::l Hewlett Packard Enterprise 5 Network1ng Cloud (3) (1) Storagec2 (Total) •(4) $3 billio 2016 (4) C01'16 Deii'Oro WW Netw n* Converged (5) Systems Meg *Revenue for revenue;HPE induding Commercial

Transaction delivers HPE approximately $8.5 billion in after-tax value pension liabilities to CSC2 50% interest in the new combined 1.Value of stock based on 60-day average closing CSC share price as of May 23, 2016 2.HPE will effectively transfer $2.4B in gross unfunded pension liabilities (estimated as of March 31, 2016) and utilize approx. $1.8B in off-shore cash to either pre-fund the pension liabilities or transfer directly to CSC for a net consideration of $0.6B that is fixed. The specific amounts of gross unfunded pension liabilities and offshore cash used for funding or transfer to CSC will be determined later. 6 • $1.9bn of HPE debt will either be retired or assumed by CSC • HPE will transfer $0.6B of net • CSC to deliver $1.5 billion of onshore cash to HPE • HPE’s shareholders to receive approx. company TRANSACTION BENEFITS TO HPE Transfer of EDS notes $0.3B Retirement of HPE debt $1.6B Transfer of net pension liability $0.6B Cash dividend to HPE $1.5B Stock consideration to HPE shareholders1 $4.5B Enterprise Services Transaction Value $8.5B Target close of March 31, 2017 TRANSACTION STRUCTURE

Transaction details • • Expected tax-free distribution to shareholders for US federal income tax purposes HPE’s shareholders to receive approx. 50% interest in the new combined company • Transaction is targeted to be complete by March 31, 2017, subject to market, regulatory and certain other conditions • Expect to incur approximately $900 million in one-time GAAP-only charges related to the transaction during the periods preceding the closing Transaction does not impact fiscal year 2016 non-GAAP outlook Both companies are expected to be well capitalized with investment-grade credit ratings and have disciplined, returns-based approaches to capital allocation • • • • • • Approval of CSC shareholders Effectiveness of registration statements Completion of tax-free spin-off and Spinco debt exchange HSR and scheduled foreign anti-trust approvals 7 PRINCIPAL CLOSING CONDITIONS FINANCIAL IMPLICATIONS TIMING TRANSACTIO N STRUCTURE